                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 15, 2007



                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


          Michigan                      000-20202                38-1999511
----------------------------          --------------         ------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


25505 West Twelve Mile Road, Suite 3000,                48034-8339
         Southfield, Michigan
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


   Registrant's telephone number, including area code:          248-353-2700

                                 Not Applicable
                ------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current form 8-K/A is being filed to amend and supersede the Current Report on Form 8-K originally filed on March 16, 2007 in order to include a table that was inadvertently omitted in Credit Acceptance Corporation's response to investor question 1 in exhibit 99.1.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 15, 2007, Harry E. Craig resigned from the Credit Acceptance Corporation Board of Directors, effective immediately.


ITEM 7.01 REGULATION FD DISCLOSURE.

Credit Acceptance Corporation is furnishing materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1     Materials added to website on or about March 16, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT ACCEPTANCE CORPORATION

                                          By: /s/ Kenneth S. Booth
                                              Kenneth S. Booth
                                              Chief Financial Officer
                                              March 21, 2007

     Exhibit No.              Exhibit description

      99.1     Materials added to website on or about March 16, 2007.